                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      __________________________________


We consent to the inclusion of our report dated April 21, 1999, on the financial statements of Sulzer Electrophysiology as of and for the three years ended December 31, 1998 in the Guidant Corporation Form S-4 dated October 15, 1999.


/s/ PricewaterhouseCoopers LLP
______________________________
  PRICEWATERHOUSECOOPERS LLP


Houston, Texas
October 14, 1999